KALMAR
             POOLED
         INVESTMENT
              TRUST
===================


                             LOGO (GRAPHIC OMITTED)


                                KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                                                            ANNUAL REPORT
                                                        DECEMBER 31, 1998

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                          REPORT FROM MANAGEMENT


DEAR FELLOW SHAREHOLDERS AND FRIENDS:

The returns from the Kalmar "Growth-with-Value" Small Cap Fund, along with most other small company investment vehicles, was negative last year, as can be seen below. In fact, 1998 represented the all time widest negative differential between the returns on small company stocks and the return of the S&P 500. Despite that, please note that your Fund's total return since inception has significantly exceeded its peers in the form of the two most recognized small company investment benchmarks.

COMPARATIVE PERFORMANCE

                               INCEPTION TO DATE         ONE YEAR           LATEST QUARTER
TOTAL RETURN                  4/11/97 TO 12/31/98  12/31/97 TO 12/31/98  9/30/98 TO 12/31/98
------------                  -------------------  --------------------  -------------------
Kalmar Small Cap Fund                 +35.13%              -7.66%               +14.27%
Russell 2000 Index                    +24.60%              -2.55%               +16.31%
Lipper Small Cap Index                +24.94%              -0.85%               +18.49%
S&P 500 Index                         +66.61%             +28.57%               +21.29%

1998 itself was a frustrating year when an increasingly narrow list of mega-cap stocks, made up primarily of giant technology and drug companies, plus skyrocketing Internet speculations, drove the major stock indices to record highs while most other stocks languished. This absence of public interest in small company stocks particularly disadvantaged your fund, whose median market capitalization was only about $340 million for the year. Ironically and atypically, your Fund's long-term investment orientation and resulting low 27% turnover also handicapped its 1998 performance, given the extreme volatility of positive to deeply negative to positive quarterly returns and rapid rotation of industry groups in and out of favor. That said, a benefit of low turnover was that it enabled us to avoid burdening shareholders with unnecessary capital gains tax liabilities in a year of poor returns. Unlike the typical fund with far higher turnover, we were able to fully offset realized capital gains within the portfolio with prudently harvested losses.

Discussion of other factors influencing your Fund's 1998 performance as well as the outlook for small company investment generally can be found beginning on page three. But first we examine the big picture to see how it has evolved since mid-year 1998 and to provide the backdrop for our later remarks. As we do this, please keep in mind that, in the opinion of your management team, the recent discouraging performance of small cap stocks is setting the springboard for a period of major potential outperformance -- as positive stock market breadth develops and as the strong fundamental growth and profitability of your portfolio companies shine through.

BIG PICTURE OUTLOOK

As 1999 commences, even a master of understatement would have to admit that we are experiencing very unusual times!

The U.S. economy continues to defy widespread forecasts of a slowdown, despite stiff international trade headwinds against our exports. Our stock market roars back from the third quarter's financial confidence crisis "Bear Market" as if there never was one and as if the risks of deflation never existed. The S&P 500 racks up its fourth straight year of heady 20%-plus gains while, in stark contrast, the relative underperformance differential of small stocks widens to an all time record, producing negative returns of 3% for the Russell 2000. Persistently slowing S&P 500 earnings appear to lose fundamental influence, as Liquidity and Momentum push U.S. major market averages to ever higher records. President Clinton's impeachment trial commences in the Senate with almost complete public disinterest. Internet stocks soar on widespread public speculation more rampant than anything since the tulip bulb craze, demonstrating again that Main Street, not

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================

"GROWTH-WITH-VALUE"
    SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

Wall Street, drives today's market. The Euro is born amidst great optimism about regional economic synergy, yet short run growth is perceptibly slowing. World wide commodity prices continue to plumb lower and lower depths, debilitating most non-industrial economies. Brazil, the eighth largest economy in the world and purported lynchpin to Latin American economic and currency stability, flunks out on the I.M.F. rescue plan and, after a moment of shock, world markets merely shrug.

These seeming contradictions and crosscurrents demonstrate once again why investing based on elaborate big picture forecasts is frequently fruitless. Still, for good research and stock picking to produce positive short run returns the general investment outlook needs to be at least neutral. In that regard, the important big picture considerations remain in the benign range we described for you during the second half of 1998. We briefly summarize those comments, with our updated observations following in parentheses:

(BULLET) The U.S. economy has entered a period of slowing growth but should continue to expand well into 1999, at least. (Manufacturing did indeed shrink substantially, but now appears to be stabilizing; robust consumer spending supported strong overall growth; there is so much to like about the U.S. economy!)

(BULLET) Inflation will remain subdued but it is not likely to decline further, as manufacturing/commodity deflation is offset by gradually rising labor cost/health care/service sector inflation. (Ditto today.)

(BULLET) Interest  rates should  remain in a range not far from current  levels.
         (Ditto again.)

(BULLET) The dollar  will remain firm and in demand  until the  escalating  U.S.
         trade deficit attracts greater notice, perhaps early next year. (Now it IS next year and, as the world's dominant importer, a massive overhang of U.S. dollars is building in non-U.S. financial markets; this is a recipe for dollar vulnerability.)

(BULLET) Other  industrial  economies will soon feel more of the force of Asia's troubles, causing greater global slowing. (Aggressive easing by G-7 monetary authorities is working to offset this risk; Asia is stabilizing now.)

(BULLET) Business   profits  will  continue  to  slow,   encouraging   corporate
         managements to embark on another round of restructuring, accompanied by more recurring "non-recurring" charges. (Ditto; the best case for overall 1999 earnings is up modestly, but the next important directional change for earnings should be a return to UP GENERALLY.)

(BULLET) China and Japan represent the big Asian risks now, with hopefully no more competitive devaluations to come; cross your fingers. (They are still crossed; but more comfortably about Asia, nervously about Latin America.)

(BULLET) The big U.S. and European engines of growth can continue to carry the World economy but it's not getting easier. (Excluding Japan, the industrial world should continue its impressive performance.)

(BULLET) The "Goldilocks" economic scenario is getting weaker and harder to maintain, while the major stock market averages move even further into uncharted territory. (Remains true AND scary; excluding the effect of the dramatically widening risk premium, investor recognition of this conflict caused the third quarter stock market correction.)

(BULLET) Since the Earnings prop under the stock market has weakened, this makes greater attention to the Liquidity and Sentiment drivers even more critical for investment strategy. It's the Main Street investing public and their unprecedented cash flows, not the professionals, that will determine the big moves

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

       in this market. (Say "Amen, Brother, Amen"; this has been the most underestimated influence on the Bull Market; ultimately it is the most dangerous one too, but seemingly has more room to go.)

INFLUENCES ON 1998 PERFORMANCE AND SMALL COMPANY INVESTMENT OUTLOOK

The painful irony about 1998 from the perspective of small growth company investing is that, despite the fact that the positive fundamental preconditions for a shift to small stock leadership had been in place for nearly two years, it simply hasn't happened yet. Worse than that, mega-cap mania is so strongly entrenched in the public mind that last year was the worst one in history for both the S&P Small Cap Index and the Russell 2000 relative to the S&P 500. Witness the huge divergence in performance between the largest and smallest companies as measured by market capitalization. Never mind how good their businesses, how much growth and progress your companies were generating, or how appealingly valued their stocks were both absolutely and relatively, the smaller they were, the worse they performed last year. The bad news for 1998 was that with your Fund's median market capitalization of only $340 million, generating positive performance was virtually impossible. The good news for the future is that this irrationally skewed market action can only last so long -- which of course is the big longer-term opportunity.

                       PERFORMANCE BY CAPITALIZATION TIER
                                (AS OF 12/31/98)
-------------------------------------------------------------------------------------------------
Capitalization Tiers             Unweighted            Average Decline from      Number of Issues
                                 Performance              52 Week High
-------------------------------------------------------------------------------------------------
(LESS THAN) $250 Million           -24.14%                    49.84%                   5508
$250 Million - $2 Billion          -16.63%                    25.73%                   1860
$2 Billion - $5 Billion             -6.11%                    17.96%                    372
$5 Billion - $20 Billion            +6.19%                    14.90%                    274
(MORE THAN) $20 Billion            +25.94%                     9.95%                    116
-------------------------------------------------------------------------------------------------

                                                                 COURTESY OF SALOMON SMITH BARNEY

Let's remind ourselves of the fundamental positives that have been favoring small cap stocks in an attempt to understand why they haven't pulled their weight better in the market recently. The list is quite long, so we'll tick the plusses off in summary fashion:

(BULLET) FED easing has always been a particular positive for small caps versus larger caps; the FED cut rates three times since last fall.

(BULLET) The earnings growth of small companies as a class has been better than large caps for nine quarters until the third quarter when it went negative; small cap sales growth has stayed better; superior relative earnings growth normally produces outperformance.

(BULLET) Relative valuations of small stocks are at all time historic lows; in contrast, valuations of the largest companies are at stratospheric all time highs; by themselves valuations don't predict leadership changes, but they are a necessary precondition.

(BULLET) Market leadership shifts are often born out of major declines like last fall -- or the next one following what may be a mega-cap-internet blowoff ?

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

(BULLET) IPO issuance competes with existing small company stocks for investment dollars; this activity is and has been low (though the "calendar" is building again).

(BULLET) After having gone sharply negative during last Fall's confidence crisis correction, small company mutual fund cash flows have again turned positive; a performance shift requires fuel, but with such low valuations and with the small cap universe comprising such a tiny proportion of the total U.S. market capitalization, not much incremental fuel will be required to create small cap fireworks.

(BULLET) Cash levels within small cap mutual fund portfolios have increased from twenty-year lows last March; again, dry powder is required to fuel incremental demand.

(BULLET) Institutional and individual tax loss selling is behind us.

(BULLET) Virtually all small companies, however domestically focused their businesses, are affected by foreign trade problems in secondary ways; still, their relatively greater domesticity versus large companies should be an advantage given Asian and Latin American recessions.

(BULLET) Finally,  while  public  interest  in  small  caps  has  been  minimal, heightened takeover activity and company stock repurchases, plus heavy insider buying by small cap managements, all suggest that the go-forward opportunities appear powerful to the "smart money".

With so many positives at work for small company stocks, except of course for popular interest and price momentum itself (which draws more and more fresh investor cash and is thus self-reinforcing), what was the fly in the ointment that kept better small stock performance from developing? Again, excepting momentum, we conclude that it may have been recent high earnings risk in small companies -- particularly when one remembers that changes in earnings expectations (i.e., change in the rate of change) is more important to stock performance than the absolute rate of company earnings growth. Indeed, in 1998, taken as a group, there was an unexpectedly large negative change in small company earnings expectations, particularly compared to the largest companies.

When one examines earnings estimate data from several national brokerage firms, it appears that their average 1998 forecast for small company earnings fell by about 22% from beginning to end of year and that this was concentrated in the second half. This sharp reduction in expectations was meaningfully larger than the approximate 6% decline for their mid-cap and large-cap universes. Similarly, the percentage of what we call "earnings accidents", or unforeseen large drops in the outlook for a given company, was greatly more prevalent among small companies. It appears that the percentage of small companies whose consensus earnings forecasts were reduced by 20% or more was nearly 35%, versus only about 14% for the mid- and large-cap groups together. While we do not have historical back-up for this comment, the magnitude of both 1998 small cap negative earnings changes AND their "accident rate" seems abnormally high to us.

Supporting the notion that greater comparative earnings risk may have been an important determining factor in small cap underperformance is the differing price impact recent earnings reductions have had. Small caps where earnings forecasts were reduced by 2%-plus fell in price on average about 35% during the year, while mid-caps with 2%-plus estimate reductions fell by about 25%. Benefiting from mega-cap mania, large caps with 2% estimate reductions experienced only about 2% price declines on average! Coupled with our belief that the incidence of negative change in small company earnings was abnormally high last year, this notable investor forgiveness for large cap earnings problems seems historically very generous, as well as exposing them to adverse change in future market psychology. Remember that when investor forgiveness for large cap shortfalls turns to punishment, they are valued in the stratosphere while small caps sell at thirty-year relative lows.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

Quite apart from such efforts at diagnostics, we are optimistic that the Fund's portfolio companies will generate superior business and profitability growth in 1999 and onward. It is these very appealing earnings prospects company by company plus their undervalued stock prices, combined with the general positives in the small company investment outlook, that makes your investment team particularly optimistic on a several year go forward basis.

This brings our best wishes for a prosperous and healthy 1999 to you all.

                                         Yours sincerely,


                                         /s/  FORD B. DRAPER
                                         Ford B. Draper, Jr., President
                                         Kalmar Investment Advisers

January 19, 1999


                    KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
 GROWTH OF $10,000 VS. THE RUSSEL 2000 INDEX AND THE LIPPER SMALL CAP FUND INDEX

---------------------------------------
        AVERAGE ANNUAL RETURNS
                                Since*
                   1 Year     Inception
                 ---------    ---------
Fund              (7.66)%      19.06%
Russell 2000      (2.55)%      13.59%
Lipper
Small Cap         (0.85)%      13.77%
---------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


            Kalmar Small Cap  Russell 2000  Lipper Small Cap
4/11/97          10,000          10,000         10,000
12/31/97         14,635          12,786         12,602
12/31/98         13,514          12,460         12,495

*  The Fund commenced operations on April 11, 1997.


PLEASE BEAR IN MIND THAT INVESTING IN SMALL COMPANIES' STOCKS CAN INVOLVE HIGHER RISK AND VOLATILITY THAN THOSE OF LARGER COMPANIES. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED STOCK MARKET INDICES WITHOUT ANY ASSOCIATED EXPENSES AND THEIR RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDENDS. THE LIPPER SMALL CAP FUND INDEX IS AN UNWEIGHTED INDEX OF MUTUAL FUND PERFORMANCE, WHICH CONSISTS OF THE AVERAGE RETURN OF THE 30 LARGEST SMALL CAP FUNDS. ALSO, PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                                         SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1998

                                                                        MARKET
                                                                        VALUE
                                                           SHARES      (NOTE 2)
                                                           -------   -----------
COMMON STOCK -- 90.8%
BASIC MATERIALS -- 3.4%
         CHEMICALS - SPECIALTY -- 2.9%
         Cuno, Inc.*(a) ............................       162,300   $ 2,637,375
         Spartech Corp. ............................       192,900     4,243,800
                                                                     -----------
                                                                       6,881,175
                                                                     -----------
         PAPER & FOREST PRODUCTS -- 0.5%
         Caraustar Industries, Inc.(a) .............        42,600     1,216,762
                                                                     -----------
         TOTAL BASIC MATERIALS ...................................     8,097,937
                                                                     -----------
CAPITAL GOODS -- 16.4%
         ELECTRICAL EQUIPMENT -- 3.7%
         American Precision Industries*(a) .........        67,400       695,062
         AMETEK, Inc.*(a) ..........................       128,500     2,867,156
         Benchmark Electronics, Inc.*(a) ...........        92,850     3,400,631
         C & D Technology, Inc.(a) .................        67,200     1,848,000
                                                                     -----------
                                                                       8,810,849
                                                                     -----------
         MANUFACTURING - DIVERSE -- 6.9%
         Applied Power, Inc. (A Shares)(a) .........       187,225     7,067,744
         Excel Technology, Inc.*(a) ................       142,200     1,457,550
         Furon Co.(a) ..............................       300,200     5,122,162
         Penn Engineering & Manufacturing Corp.(a) .       128,500     2,875,187
                                                                     -----------
                                                                      16,522,643
                                                                     -----------
         MANUFACTURING - SPECIAL -- 4.3%
         Brady (W.H.) Co. (a) ......................        63,450     1,709,184
         Flow International Corp.* .................        52,700       510,531
         Insituform Technologies (A Shares)*(a) ....       468,800     6,797,600
         Paxar Corp.*(a) ...........................       125,100     1,118,081
                                                                     -----------
                                                                      10,135,396
                                                                     -----------
         OFFICE EQUIPMENT & SUPPLY -- 1.5%
         National Computer Systems, Inc. ...........        94,400     3,492,800
                                                                     -----------
         TOTAL CAPITAL GOODS .....................................    38,961,688
                                                                     -----------
CONSUMER CYCLICALS -- 23.3%
         BUILDING MATERIALS -- 0.2%
         Shaw Group, Inc.*(a) ......................        41,000       328,000
                                                                     -----------
         HARDWARE & TOOLS -- 0.2%
         Acorn Products, Inc.*(a) ..................        60,900       426,300
                                                                     -----------
         HOUSEHOLD FURNITURE & APPAREL -- 3.3%
         Aaron Rents, Inc.(a) ......................       300,650     4,547,331
         Watsco, Inc.(a) ...........................       200,850     3,364,237
                                                                     -----------
                                                                       7,911,568
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                        6

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1998

                                                                        MARKET
                                                                        VALUE
                                                           SHARES      (NOTE 2)
                                                           -------   -----------
         RETAIL - APPAREL -- 0.5%
         Stage Stores, Inc.*(a) ....................       118,900   $ 1,114,687
                                                                     -----------
         RETAIL - DISCOUNTERS -- 3.6%
         Family Dollar Stores, Inc.(a) .............       301,500     6,633,000
         Insight Enterprises, Inc.*(a) .............        37,850     1,925,619
                                                                     -----------
                                                                       8,558,619
                                                                     -----------
         RETAIL - SPECIALTY -- 7.3%
         Casey's General Stores, Inc.(a) ...........       284,100     3,702,178
         Department 56, Inc.* ......................        74,500     2,798,406
         Keystone Automotive Industries, Inc.*(a) ..       223,200     4,673,250
         Party City Corp.*(a) ......................       168,400     2,431,275
         Shoe Pavilion, Inc.* ......................       250,000     1,875,000
         Sportsman's Guide, Inc.* ..................       300,000     1,912,500
                                                                     -----------
                                                                      17,392,609
                                                                     -----------
         SERVICES - COMMERCIAL & CONSUMER -- 7.8%
         Choicepoint, Inc.* ........................        68,300     4,405,350
         Cort Business Services Corp.*(a) ..........       100,200     2,429,850
         DeVRY, Inc.*(a) ...........................       149,300     4,572,312
         Market Facts, Inc.* .......................        57,700     1,500,200
         Renters Choice, Inc.*(a) ..................       178,100     5,654,675
                                                                     -----------
                                                                      18,562,387
                                                                     -----------
         TEXTILES - HOME FURNISHINGS -- 0.4%
         Interface, Inc.(a) ........................       110,600     1,026,506
                                                                     -----------
         TOTAL CONSUMER CYCLICALS ................................    55,320,676
                                                                     -----------
CONSUMER STAPLES -- 8.9%
         DISTRIBUTIONS - FOOD & HEALTH -- 2.9%
         Performance Food Group Co.*(a) ............       118,700     3,338,437
         US Foodservice, Inc.*(a) ..................        56,800     2,783,200
         Worthington Foods, Inc. ...................        43,700       830,300
                                                                     -----------
                                                                       6,951,937
                                                                     -----------
         HOUSEHOLD PRODUCTS -- 0.7%
         Lesco, Inc.(a) ............................       134,975     1,737,803
                                                                     -----------
         RESTAURANTS -- 4.3%
         Consolidated Products, Inc.*(a) ...........       286,820     5,915,662
         Logan's Roadhouse, Inc.* ..................       178,200     4,187,700
                                                                     -----------
                                                                      10,103,362
                                                                     -----------
         SPECIALTY PRINTING -- 1.0%
         Cadmus Communications Corp.(a) ............       122,500     2,312,187
                                                                     -----------
         TOTAL CONSUMER STAPLES ..................................    21,105,289
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                        7

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1998

                                                                        MARKET
                                                                        VALUE
                                                            SHARES      (NOTE 2)
                                                            -------   ----------
ENERGY -- 3.2%
         OIL & GAS - DRILLING & EQUIPMENT -- 1.4%
         J. Ray McDermott, S.A.*(a) ..................       58,630   $1,432,771
         UNIFAB International, Inc.* .................      109,200      873,600
         Weatherford International* ..................       60,400    1,170,250
                                                                      ----------
                                                                       3,476,621
                                                                      ----------
         OIL & GAS - EXPLORATION & PRODUCTION -- 1.8%
         Brigham Exploration Co.* ....................       72,300      397,650
         Evergreen Resources, Inc.* ..................      114,500    2,032,375
         Stone Energy Corp.* .........................       61,400    1,765,250
                                                                      ----------
                                                                       4,195,275
                                                                      ----------
         TOTAL ENERGY .............................................    7,671,896
                                                                      ----------
FINANCIAL -- 5.1%
         CONSUMER FINANCE -- 3.9%
         AmeriCredit Corp.*(a) .......................      317,800    4,389,613
         Doral Financial Corp.(a) ....................      223,200    4,938,300
                                                                      ----------
                                                                       9,327,913
                                                                      ----------
         INSURANCE - LIFE & HEALTH -- 0.7%
         Penn Treaty American Corp.* .................       59,575    1,604,802
                                                                      ----------
         FINANCIAL - DIVERSE -- 0.5%
         Federated Investors, Inc. ...................       65,000    1,178,125
                                                                      ----------
         TOTAL FINANCIAL ..........................................   12,110,840
                                                                      ----------
HEALTHCARE -- 6.3%
         HEALTHCARE - DIVERSE -- 0.7%
         Sola International, Inc.*(a) ................      100,000    1,725,000
                                                                      ----------
         HEALTHCARE - DRUGS MAJOR -- 0.6%
         Chirex, Inc.*(a) ............................       62,400    1,333,800
                                                                      ----------
         HEALTHCARE - MANAGED CARE -- 0.6%
         Healthplan Services Corp.(a) ................       64,600      742,900
         PMR Corp.*(a) ...............................       97,700      744,963
                                                                      ----------
                                                                       1,487,863
                                                                      ----------
         HEALTHCARE - MEDICAL PRODUCTS &
         SUPPLIES -- 2.1%
         Dentsply International, Inc.(a) .............      136,000    3,502,000
         Steris Corp.* ...............................       51,300    1,458,844
                                                                      ----------
                                                                       4,960,844
                                                                      ----------
         HEALTHCARE - SPECIALIZED SERVICES -- 2.3%
         Renal Care Group, Inc.*(a) ..................       72,750    2,096,109
         Veterinary Centers of America, Inc.* ........      172,900    3,447,194
                                                                      ----------
                                                                       5,543,303
                                                                      ----------
         TOTAL HEALTHCARE .........................................   15,050,810
                                                                      ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                        8

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1998

                                                                        MARKET
                                                                        VALUE
                                                            SHARES     (NOTE 2)
                                                           -------   -----------
TECHNOLOGY -- 23.4%
         COMMUNICATIONS - EQUIPMENT -- 1.1%
         Norstan, Inc.*(a) .........................        79,800   $ 1,416,450
         Tollgrade Communications, Inc.* ...........        56,000     1,078,000
                                                                     -----------
                                                                       2,494,450
                                                                     -----------
         COMPUTER SOFTWARE SERVICES -- 10.4%
         American Management Systems, Inc.*(a) .....        85,300     3,412,000
         Caere Corp.*(a) ...........................       236,200     3,306,800
         Clarify, Inc.*(a) .........................       143,000     3,494,563
         Computer Horizons Corp.*(a) ...............       126,696     3,373,281
         Fair, Isaac & Co., Inc. ...................         3,500       161,656
         Inter-Tel, Inc. ...........................        15,500       362,313
         Landmark Systems Corp.* ...................       148,100     1,647,613
         Micro Focus Group PLC, Sponsored ADR* .....        28,325       267,317
         Natural Microsystems Corp.*(a) ............        84,800       617,450
         Platinum Technology, Inc.*(a) .............       104,000     1,989,000
         SPSS, Inc.* ...............................        73,500     1,387,313
         Systems & Computer Technology Corp.*(a) ...       344,610     4,738,388
                                                                     -----------
                                                                      24,757,694
                                                                     -----------
         ELECTRONIC - INSTRUMENTS -- 3.6%
         Analogic Corp.(a) .........................       134,300     5,053,038
         Richardson Electronics, Ltd.(a) ...........       159,200     1,532,300
         Veeco Instruments, Inc.* ..................        35,500     1,885,938
                                                                     -----------
                                                                       8,471,276
                                                                     -----------
         ELECTRONICS - DEFENSE -- 0.8%
         Electromagnetic Sciences, Inc.*(a) ........       142,500     1,995,000
                                                                     -----------
         ELECTRONICS - MISCELLANEOUS
         COMPONENTS -- 3.3%
         ATMI, Inc.* ...............................        75,900     1,916,475
         Integrated Circuit Systems, Inc.*(a) ......        59,000     1,039,875
         Optek Technology, Inc.*(a) ................       106,200     2,004,525
         Rogers Corp.*(a) ..........................        95,700     2,859,038
                                                                     -----------
                                                                       7,819,913
                                                                     -----------
         SERVICES - ADVERTISING & MARKETING -- 2.5%
         Acxiom Corp.* .............................       163,760     5,076,560
         Intelligroup, Inc.* .......................        47,200       843,700
                                                                     -----------
                                                                       5,920,260
                                                                     -----------
         SERVICES - COMPUTER SYSTEMS -- 1.7%
         Keane, Inc.*(a) ...........................       101,800     4,065,638
                                                                     -----------
         TOTAL TECHNOLOGY ........................................    55,524,231
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                        9

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1998

                                                                       MARKET
                                                                       VALUE
                                                            SHARES    (NOTE 2)
                                                           ------- ------------
TRANSPORTATION -- 0.8%
         AIR FREIGHT -- 0.5%
         Airnet Systems, Inc.*(a)...................        80,900 $  1,162,938
                                                                   ------------
         TRUCKING -- 0.3%
         Gulfmark Offshore, Inc.*(a)................        39,500      622,125
                                                                   ------------
         TOTAL TRANSPORTATION.....................................    1,785,063
                                                                   ------------
         TOTAL COMMON STOCK
           (Cost $186,433,526) ...................................  215,628,430
                                                                   ------------
MONEY MARKET FUNDS -- 9.3%
         Samson Street Fund - Money Market
           Portfolio ...............................    11,068,914   11,068,914
         Temp Cash Fund - Dollar Series ............    11,068,914   11,068,914
                                                                   ------------
         TOTAL MONEY MARKET FUNDS (Cost $22,137,828) .............   22,137,828
                                                                   ------------

TOTAL INVESTMENTS (Cost $208,571,354)(DAGGER)-- 100.1% ........... $237,766,258

OTHER ASSETS AND LIABILITIES, NET--  (0.1%) ......................     (226,621)
                                                                   ------------
NET ASSETS -- 100.0% ............................................. $237,539,637
                                                                   ============

       * Non-income producing security.

     (a) Denotes a portion of the shares of the security were acquired through a transfer in-kind exchange (See Note 2 --Transfers in-kind).

(DAGGER) The cost for Federal income tax purposes was $192,339,382.  At December
         31, 1998, net unrealized appreciation was $45,426,876. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $58,465,460, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,038,584.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       10

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               DECEMBER 31, 1998

ASSETS
Investments in securities, at market value
   (cost $208,571,354).................................................                $237,766,258
Receivables for:
   Dividends and interest..............................................                     123,564
   Capital shares sold.................................................                      25,600
Other assets...........................................................                      24,142
                                                                                       ------------
   Total Assets........................................................                 237,939,564
                                                                                       ------------

LIABILITIES
Payables for:
   Investment securities purchased.....................................                     124,437
Due to Adviser.........................................................                     191,822
Accrued expenses.......................................................                      83,668
                                                                                       ------------
   Total Liabilities...................................................                     399,927
                                                                                       ------------

NET ASSETS.............................................................                $237,539,637
                                                                                       ============

NET ASSETS CONSISTED OF:
Shares of beneficial interest..........................................                  $  187,750
Additional paid in capital.............................................                 209,907,944
Accumulated net realized loss on investments...........................                  (1,750,961)
Net unrealized appreciation on investments.............................                  29,194,904
                                                                                       ------------

NET ASSETS FOR 18,775,006 SHARES OUTSTANDING...........................                $237,539,637
                                                                                       ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
   ($237,539,637/18,775,006 outstanding shares of beneficial interest,
   $0.01 par value)....................................................                      $12.65
                                                                                             ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       11

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                                         STATEMENT OF OPERATIONS

                                                                FOR THE FISCAL
                                                                  YEAR ENDED
                                                               DECEMBER 31, 1998
                                                               -----------------
INVESTMENT INCOME
   Dividends .................................................   $  1,057,229
   Interest ..................................................        652,798
                                                                 ------------
      Total Investment Income ................................      1,710,027
                                                                 ------------

EXPENSES
   Advisory fee ..............................................      2,394,274
   Accounting fee ............................................        264,428
   Administration fee ........................................         87,886
   Transfer agent fee ........................................         22,772
   Custodian fee .............................................         32,157
   Audit .....................................................         19,997
   Legal .....................................................         24,946
   Shareholder Reports .......................................         26,542
   Registration fee ..........................................         57,264
   Trustees' fees ............................................         15,050
   Amortization of organizational expense ....................          5,800
   Miscellaneous .............................................         12,144
                                                                 ------------
      Total expenses .........................................      2,963,260

NET INVESTMENT LOSS ..........................................     (1,253,233)
                                                                 ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions ..............     (8,108,156)
   Change in net unrealized depreciation on investments ......    (13,132,422)
                                                                 ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..............    (21,240,578)
                                                                 ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $(22,493,811)
                                                                 ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       12

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                   FOR THE PERIOD
                                                                                            FOR THE FISCAL    APRIL 11, 1997(DAGGER)
                                                                                              YEAR ENDED              THROUGH
                                                                                           DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                                           -----------------  ----------------------
OPERATIONS
   Net investment loss ...........................................................           $  (1,253,233)        $    (598,871)
   Net realized gain (loss) on investment transactions ...........................              (8,108,156)            8,860,431
   Change in net unrealized appreciation (depreciation)
      on investments .............................................................             (13,132,422)           42,327,326
                                                                                             -------------         -------------
      Net increase (decrease) in net assets resulting
         from operations .........................................................             (22,493,811)           50,588,886
                                                                                             -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments ..............................................                    --              (8,860,431)
   Distribution in excess of net realized gain on investment .....................                    --              (5,367,704)
                                                                                             -------------         -------------
      Total Distributions ........................................................                    --             (14,228,135)
                                                                                             -------------         -------------

SHARE TRANSACTIONS (a):
   Receipt from shares sold ......................................................              52,930,125            45,578,705
   Receipt from securities transferred in-kind ...................................              12,088,879           136,516,678
   Shares reinvested .............................................................                    --              12,948,955
   Shares redeemed ...............................................................             (31,692,013)           (4,748,632)
                                                                                             -------------         -------------
      Net increase in net assets from Fund share transactions ....................              33,326,991           190,295,706
                                                                                             -------------         -------------

TOTAL INCREASE IN NET ASSETS .....................................................              10,833,180           226,656,457

NET ASSETS:
   Beginning of period ...........................................................             226,706,457                50,000
                                                                                             -------------         -------------
   End of period .................................................................           $ 237,539,637         $ 226,706,457
                                                                                             =============         =============

(a) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
   Shares sold ...................................................................               3,922,701             3,696,217
   Shares issued in exchange for securities transferred
      in kind (Note 2) ...........................................................                 851,608            12,234,389
   Shares reinvested .............................................................                    --                 957,763
   Shares redeemed ...............................................................              (2,552,941)             (339,731)
                                                                                             -------------         -------------
   Net increase in shares ........................................................               2,221,368            16,548,638

   Shares outstanding - Beginning balance ........................................              16,553,638                 5,000
                                                                                             -------------         -------------
   Shares outstanding - Ending balance ...........................................              18,775,006            16,553,638
                                                                                             =============         =============

(DAGGER) Commencement of Operations.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       13

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                               FOR THE PERIOD
                                                                        FOR THE FISCAL    APRIL 11, 1997(DAGGER)
                                                                          YEAR ENDED              THROUGH
                                                                       DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                       -----------------  ----------------------

Net asset value at beginning of period........................               $13.70                $10.00
                                                                             ======                ======
INVESTMENT OPERATIONS
Net investment loss...........................................                (0.07)                (0.04)
Net realized and unrealized gain (loss) on investments........                (0.98)                 4.66
                                                                             ------                ------
      Total from investment operations........................                (1.05)                 4.62
                                                                             ------                ------
DISTRIBUTIONS
From net realized gain on investments.........................                --                    (0.57)
In excess of net realized gain on investments.................                --                    (0.35)
                                                                             ------                ------
      Total distributions.....................................                --                    (0.92)
                                                                             ------                ------
Net asset value at end of period..............................               $12.65                $13.70
                                                                             ======                ======
Total return..................................................              (7.66)%                46.35%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses(DOUBLE DAGGER)....................................                1.24%                1.25%*
   Net investment loss........................................              (0.52)%              (0.51)%*
Portfolio turnover rate.......................................               27.41%                34.39%
Net assets at end of period (000 omitted).....................             $237,540              $226,706

              *  Annualized.

       (DAGGER)  Commencement of Operations.

(DOUBLE DAGGER)  Rodney  Square  Management  Corporation,  the Fund's prior  administrator  and accounting agent,  waived a portion of its  administration  and accounting fees for the period ended
                 December 31, 1997. If these expenses had been incurred by the Fund, the annualized  ratio of expenses to average daily net assets for the period ended December 31, 1997 would have been 1.32%.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       14

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                                   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. The Kalmar "Growth-With-Value" Small Cap Fund (the "Fund") is the first series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware business trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2.  SIGNIFICANT   ACCOUNTING  POLICIES.  The  following  is  a  summary  of  the significant accounting policies of the Fund.

SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees. There were no such securities valued by the Board of Trustees on December 31, 1998.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions of net investment income and net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1998 a net investment loss of $1,253,233 and a $6,515,124 book realized capital loss was reclassified into paid in capital. The $6,515,124 book realized capital loss reclassified into paid in capital was due to a permanent difference between the tax realized capital loss of $1,593,032 and book realized capital loss of $8,108,156. This permanent difference was the result of securities being sold that had a permanent book and tax cost basis difference, which was caused by transfers in-kind (see "transfers in-kind"). The Fund has a capital loss carryforward of $1,199,555, which expires on December 31, 2006, available to offset future capital gains. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

DEFERRED ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                      NOTES TO FINANCIAL STATEMENTS -- CONTINUED


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

TRANSFERS IN-KIND. During the fiscal year ended December 31, 1998, certain shareholders transferred securities in exchange for Fund shares. These exchanges were conducted on a taxable basis, whereby for both generally accepted accounting principles and tax purposes the cost of the securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. Upon the Fund's commencement of investment operations, a number of separately managed accounts managed by Kalmar Investment Advisers, transferred appreciated securities in exchange for Fund shares. These exchanges were conducted on a tax free basis, whereby for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. For tax purposes, the cost of those securities transferred in-kind to the Fund is equal to the historical cost of those securities to the contributing party. The result is a permanent difference between book cost and tax cost to the Fund. This permanent book/tax difference will cause a difference in book realized capital gains and losses and tax realized capital gains and losses. These differences will be reclassified into paid in capital.

OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the fiscal year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

              Purchases ..................................      $97,465,284*
              Sales ......................................       59,821,130
              * Includes securities transferred in-kind of $12,088,879

4. INVESTMENT ADVISORY FEE AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers as its investment adviser (the "Adviser"). Pursuant to an Investment Advisory agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the officers and Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended December 31, 1998, the Fund incurred Advisory fees of $2,394,274.

Effective January 5, 1998, PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company, serves as administrator to the Fund. As Administrator, PFPC is responsible for services such as budgeting, maintaining federal registration of the Fund's shares, financial reporting, compliance monitoring and corporate management. Prior to January 5, 1998, Rodney Square Management Corporation ("RSMC"), a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly-owned by Wilmington Trust Corporation, a publicly held bank holding company, served as Administrator to the Fund pursuant to an Administration Agreement with the Trust on behalf of the Fund. For the services provided, the Fund pays a monthly administration fee at an annual rate based upon the average daily net assets of the Fund of 0.15% of average daily net assets up to $50 million and 0.10% of average daily net assets over $50 million. The administration fee earned by RSMC for the period January 1,

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                      NOTES TO FINANCIAL STATEMENTS -- CONTINUED

1998 through January 4, 1998, amounted to $2,677 and the fee earned by PFPC for the period January 5, 1998, through December 31, 1998 amounted to $261,751.

Effective January 5, 1998, PFPC determines the net asset value per share of the Fund and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust. Prior to January 5, 1998, RSMC provided these services. The Fund pays an annual fee of $45,000, plus an amount based on the average daily net assets of the Fund as follows: 0.03% of average daily net assets over $50 million up to $100 million and 0.02% of average daily net assets over $100 million. The accounting services fee earned by RSMC for the period January 1, 1998 through January 4, 1998 amounted to $919 and the fee earned by PFPC for the period January 5, 1998, through December 31, 1998 amounted to $86,967.

Effective January 5, 1998, PFPC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Agreement with the Trust on behalf of the Fund. Prior to January 5, 1998, RSMC provided these services.

Effective January 5, 1998, PNC Bank, N.A. serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust. Prior to January 5, 1998, WTC provided these services.

Certain Trustees and officers of the Trust are also officers of the Adviser. Such Trustees and officers are not paid any fees by the Trust for serving as Trustees or officers of the Trust.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND
                                               REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND:

In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Kalmar "Growth-With-Value" Small Cap Fund, a series of Kalmar Pooled Investment Trust (The "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


2400 Eleven Penn Center
Philadelphia, PA 19103
January 22, 1999

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807

                                   UNDERWRITER
                          PROVIDENT DISTRIBUTORS, INC.
                     FOUR FALLS CORPORATE CENTER, 6TH FLOOR
                        WEST CONSHOHOCKEN, PA 19428-2961

                              SHAREHOLDER SERVICES
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                    CUSTODIAN
                                 PNC BANK, N.A.
                               1600 MARKET STREET
                             PHILADELPHIA, PA 19103

                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799

                                    AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513

KL06 - 12/98